EATON VANCE FOCUSED VALUE OPPORTUNITIES FUND

Supplement to Summary Prospectus dated July 1, 2017

The following change is effective December 8, 2017:

The following replaces “Portfolio Managers” under “Management” in the Summary Prospectus:

Portfolio Managers

Aaron S. Dunn, CFA (co-portfolio manager), Vice President of Eaton Vance, has managed the Fund since December 2017.

Edward J. Perkin, CFA (co-portfolio manager), Chief Equity Investment Officer and Vice President of Eaton Vance, has managed the Fund since June 2014.

December 5, 2017	27918 12.5.17